Supplement to the
Fidelity Managed Retirement Income Fund℠
Class K6
September 29, 2025
Summary Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Income Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Managed Retirement Income Fund℠ and Fidelity Freedom® Blend Retirement Fund pursuant to which Fidelity Managed Retirement Income Fund℠ would be reorganized on a tax-free basis with and into Fidelity Freedom® Blend Retirement Fund. As a result of the proposed Reorganization, shareholders of Fidelity Managed Retirement Income Fund℠ would receive, respectively, corresponding shares of Fidelity Freedom® Blend Retirement Fund.
The Agreement provides for the transfer of all of the assets of Fidelity Managed Retirement Income Fund℠ in exchange for corresponding shares of Fidelity Freedom® Blend Retirement Fund equal in value to the net assets of Fidelity Managed Retirement Income Fund℠ and the assumption by Fidelity Freedom® Blend Retirement Fund of all of the liabilities of Fidelity Managed Retirement Income Fund℠. After the exchange, Fidelity Managed Retirement Income Fund℠ will distribute the Fidelity Freedom® Blend Retirement Fund shares to its shareholders pro rata, in liquidation of Fidelity Managed Retirement Income Fund℠. As a result, shareholders of Fidelity Managed Retirement Income Fund℠ will become shareholders of Fidelity Freedom® Blend Retirement Fund (these transactions are collectively referred to as the "Reorganization").
The Reorganization, which requires shareholder approval, is expected to take place on or about June 12, 2026. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Managed Retirement Income Fund℠ nor its shareholder will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
If shareholder approval of the Reorganization cannot be achieved, Fidelity Managed Retirement Income Fund℠ will be liquidated pursuant to a liquidation plan approved by the Board of Trustees for Fidelity Managed Retirement Income Fund℠. Prior to such liquidation, Fidelity Managed Retirement Income Fund℠ assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Freedom® Blend Retirement Fund please call 1-800-835-5092. The prospectus/proxy statement is expected to be available on or about March 9, 2026 and will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).
R87-K6-SUSTK-1125-103 1.9916483.103	November 25, 2025